EXHIBIT 99.2

WaMu Capital Corp.
05-7 30 yr Conforming 6 3/4 Pass Through
30 Year Conforming Alt A; High-WAC
489 records
Balance: 73,548,465

Selection Criteria: 30 Year Conforming Alt A; High-WAC
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  Documentation
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 489
Total Balance: 73,548,465.35
Weighted Average Note Rate: 7.177
Non-Zero Weighted Average Original LTV: 79.71
Calif %: 5.56
Non-Zero Weighted Average FICO: 699
Stated Original WAM: 360
Stated Current WAM: 357.03
Weighted Average Age: 2.97

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
6.750	6.500	95	15,001,286.03
6.875	6.625	79	14,272,759.42
7.000	6.750	34	5,382,046.02
7.125	6.875	47	6,542,810.72
7.250	7.000	66	9,373,307.90
7.375	7.125	29	4,095,259.44
7.500	7.250	40	5,979,459.51
7.625	7.375	34	3,828,074.29
7.750	7.500	20	2,922,944.67
7.875	7.625	22	2,987,202.44
8.000	7.750	11	1,412,617.68
8.125	7.875	2	436,059.09
8.250	8.000	4	660,033.33
8.375	8.125	2	251,928.67
8.500	8.250	4	402,676.14
Total:	6.927	489	73,548,465.35

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
6.501 - 6.750	95	15,001,286.03	20.40	6.750	360	3	357	710	76	157,908.27
6.751 - 7.000	113	19,654,805.44	26.72	6.909	360	3	357	702	79	173,936.33
7.001 - 7.250	113	15,916,118.62	21.64	7.199	360	3	357	696	80	140,850.61
7.251 - 7.500	69	10,074,718.95	13.70	7.449	360	3	357	697	81	146,010.42
7.501 - 7.750	54	6,751,018.96	9.18	7.679	360	3	357	681	82	125,018.87
7.751 - 8.000	33	4,399,820.12	5.98	7.915	360	3	357	700	84	133,327.88
8.001 - 8.250	6	1,096,092.42	1.49	8.200	360	3	357	692	86	182,682.07
8.251 - 8.500	6	654,604.81	0.89	8.452	360	3	357	662	89	109,100.80
Total:	489	73,548,465.35	100.00	7.177	360	3	357	699	80	150,405.86

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	28	1,087,860.00	1.48	7.310	360	702	76	38,852.14
50,000.01 - 100,000.00	142	10,627,855.00	14.42	7.229	360	703	79	74,844.05
100,000.01 - 150,000.00	126	15,617,034.00	21.21	7.269	360	696	81	123,944.71
150,000.01 - 200,000.00	87	15,214,120.00	20.66	7.149	360	699	81	174,874.94
200,000.01 - 250,000.00	40	9,032,570.00	12.26	7.059	360	695	80	225,814.25
250,000.01 - 300,000.00	24	6,440,750.00	8.75	7.177	360	691	79	268,364.58
300,000.01 - 350,000.00	20	6,470,150.00	8.79	7.117	360	691	81	323,507.50
350,000.01 - 400,000.00	13	4,824,750.00	6.55	7.145	360	702	73	371,134.62
400,000.01 - 450,000.00	3	1,284,250.00	1.74	7.379	360	737	82	428,083.33
450,000.01 - 500,000.00	2	944,000.00	1.28	7.060	360	710	79	472,000.00
500,000.01 - 550,000.00	3	1,552,000.00	2.11	7.129	360	723	78	517,333.33
550,000.01 - 600,000.00	1	555,000.00	0.75	6.875	360	785	75	555,000.00
Total:	489	73,650,339.00	100.00	7.177	360	699	80	150,614.19

Min: 22,500.00
Max: 555,000.00
Avg: 150,614.19
Total: 73,650,339.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	29	1,136,153.64	1.54	7.308	360	3	357	700	76	39,177.71
50,000.01 - 100,000.00	141	10,553,793.98	14.35	7.229	360	3	357	703	79	74,849.60
100,000.01 - 150,000.00	126	15,599,910.28	21.21	7.269	360	3	357	696	81	123,808.81
150,000.01 - 200,000.00	88	15,395,654.42	20.93	7.155	360	3	357	699	81	174,950.62
200,000.01 - 250,000.00	39	8,820,613.62	11.99	7.046	360	3	357	695	80	226,169.58
250,000.01 - 300,000.00	24	6,433,555.06	8.75	7.177	360	3	357	691	79	268,064.79
300,000.01 - 350,000.00	20	6,463,245.05	8.79	7.117	360	3	357	691	81	323,162.25
350,000.01 - 400,000.00	13	4,820,306.21	6.55	7.145	360	3	357	702	73	370,792.79
400,000.01 - 450,000.00	3	1,277,977.12	1.74	7.379	360	3	357	737	82	425,992.37
450,000.01 - 500,000.00	2	942,466.00	1.28	7.060	360	4	356	710	79	471,233.00
500,000.01 - 550,000.00	3	1,549,789.97	2.11	7.129	360	3	357	723	78	516,596.66
550,000.01 - 600,000.00	1	555,000.00	0.75	6.875	360	1	359	785	75	555,000.00
Total:	489	73,548,465.35	100.00	7.177	360	3	357	699	80	150,405.86

Min: 22,500.00
Max: 555,000.00
Avg: 150,614.19
Total: 73,650,339.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	19	3,403,427.11	4.63	6.924	360	3	357	694	49	179,127.74
60.01 - 70.00	37	5,641,177.78	7.67	6.978	360	3	357	682	68	152,464.26
70.01 - 75.00	46	7,598,334.09	10.33	7.081	360	3	357	700	74	165,181.18
75.01 - 80.00	264	38,276,982.36	52.04	7.182	360	3	357	700	80	144,988.57
80.01 - 85.00	14	1,778,117.51	2.42	7.252	360	2	358	690	85	127,008.39
85.01 - 90.00	65	9,561,186.07	13.00	7.305	360	3	357	709	90	147,095.17
90.01 - 95.00	41	6,814,890.43	9.27	7.373	360	3	357	701	95	166,216.84
95.01 >=	3	474,350.00	0.64	6.875	360	1	359	643	99	158,116.67
Total:	489	73,548,465.35	100.00	7.177	360	3	357	699	80	150,405.86

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	40	5,342,332.92	7.26	7.079	360	3	357	698	82	133,558.32
Cooperative	6	679,967.14	0.92	7.056	360	6	354	673	76	113,327.86
PUD	41	7,334,596.43	9.97	7.222	360	3	357	698	81	178,892.60
Single Family Residence	290	39,628,725.86	53.88	7.125	360	3	357	694	80	136,650.78
Three/Four Family	49	10,665,409.96	14.50	7.245	360	4	356	724	78	217,661.43
Two Family	63	9,897,433.04	13.46	7.341	360	3	357	696	79	157,102.11
Total:	489	73,548,465.35	100.00	7.177	360	3	357	699	80	150,405.86

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9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
FL	63	9,346,962.94	12.71	7.223	360	3	357	699	82	148,364.49
IL	43	7,870,460.79	10.70	7.127	360	2	358	722	82	183,033.97
NY	40	8,395,087.98	11.41	7.230	360	3	357	694	77	209,877.20
NJ	25	5,084,881.96	6.91	7.231	360	4	356	692	76	203,395.28
TX	25	2,683,614.90	3.65	7.130	360	3	357	696	82	107,344.60
OH	22	1,738,412.14	2.36	7.107	360	2	358	712	77	79,018.73
MI	21	2,125,387.87	2.89	7.252	360	3	357	717	83	101,208.95
MO	20	1,994,693.12	2.71	7.181	360	3	357	712	82	99,734.66
GA	19	2,726,384.94	3.71	7.291	360	3	357	673	83	143,493.94
CA	16	4,091,741.27	5.56	6.996	360	3	357	702	72	255,733.83
Other	195	27,490,837.44	37.38	7.168	360	3	357	695	80	140,978.65
Total:	489	73,548,465.35	100.00	7.177	360	3	357	699	80	150,405.86

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
360	489	73,548,465.35	100.00	7.177	360	3	357	699	80	150,405.86
Total:	489	73,548,465.35	100.00	7.177	360	3	357	699	80	150,405.86

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11. Documentation

Documentation	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	60	8,669,733.01	11.79	7.033	360	3	357	709	79	144,495.55
No Doc/NINA	131	18,407,445.64	25.03	7.281	360	3	357	697	80	140,514.85
No Ratio/NORA	38	5,877,776.03	7.99	7.008	360	3	357	705	80	154,678.32
Red/Low/Expr/Stated	260	40,593,510.67	55.19	7.185	360	3	357	698	80	156,128.89
Total:	489	73,548,465.35	100.00	7.177	360	3	357	699	80	150,405.86

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 0	1	195,858.14	0.27	7.625	360	2	358	0	80	195,858.14
600 - 619	5	915,718.98	1.25	7.244	360	2	358	615	74	183,143.80
620 - 639	21	3,459,199.92	4.70	7.099	360	3	357	633	70	164,723.81
640 - 659	57	9,214,068.17	12.53	7.296	360	3	357	651	80	161,650.32
660 - 679	91	14,089,453.81	19.16	7.224	360	3	357	669	79	154,829.16
680 - 699	91	11,283,140.70	15.34	7.176	360	3	357	690	81	123,990.56
700 - 719	69	11,146,010.71	15.15	7.178	360	3	357	708	81	161,536.39
720 - 739	68	9,852,895.59	13.40	7.196	360	3	357	729	82	144,895.52
740 - 759	37	5,598,349.47	7.61	7.045	360	3	357	747	80	151,306.74
760 - 779	29	3,880,925.77	5.28	7.026	360	3	357	769	82	133,825.03
780 - 799	13	3,026,360.52	4.11	7.050	360	3	357	786	78	232,796.96
800 - 820	7	886,483.57	1.21	7.048	360	2	358	808	78	126,640.51
Total:	489	73,548,465.35	100.00	7.177	360	3	357	699	80	150,405.86

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	264	37,913,196.41	51.55	7.261	360	3	357	708	83	143,610.59
Refi - Cash Out	180	29,041,714.34	39.49	7.080	360	3	357	691	76	161,342.86
Refi - Rate Term	45	6,593,554.60	8.96	7.125	360	3	357	684	76	146,523.44
Total:	489	73,548,465.35	100.00	7.177	360	3	357	699	80	150,405.86

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	235	29,805,205.83	40.52	7.283	360	3	357	711	79	126,830.66
Owner Occupied	238	41,455,087.82	56.36	7.101	360	3	357	692	80	174,181.04
Second Home	16	2,288,171.70	3.11	7.189	360	2	358	684	79	143,010.73
Total:	489	73,548,465.35	100.00	7.177	360	3	357	699	80	150,405.86

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	453	66,990,479.02	91.08	7.211	360	3	357	697	80	147,881.85
120	11	1,804,300.00	2.45	6.847	360	2	358	728	79	164,027.27
180	25	4,753,686.33	6.46	6.829	360	2	358	722	78	190,147.45
Total:	489	73,548,465.35	100.00	7.177	360	3	357	699	80	150,405.86

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	483	72,813,780.78	99.00	7.176	360	3	357	699	80	150,753.17
12	1	194,609.05	0.26	7.625	360	2	358	692	95	194,609.05
36	5	540,075.52	0.73	7.161	360	2	358	722	83	108,015.10
Total:	489	73,548,465.35	100.00	7.177	360	3	357	699	80	150,405.86

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Aug 12, 2005 09:12